Operating Leases (Tables)	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Summary of Minimum Contractual Future Revenues

The time charters and bareboat charters of the Vessels with third parties are accounted for as operating leases. The minimum contractual future revenues to be received from time charters and bareboat charters as of December 31, 2016, were as follows:

(U.S. Dollars in thousands)
2017	$184,944
2018	158,747
2019	104,597
2020	98,589
2021	98,847
2022 and thereafter	190,676

Total	$836,400